SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                          Date of Report: July 17, 2003



                                 Techdyne, Inc.
             (Exact Name of Registrant as specified in its charter)




    Florida                        0-14659                      59-1709103
(State or other             (Commission File No.)             (IRS Employer
jurisdiction of                                           Identification Number)
incorporation or
organization)



                              2230 West 77th Street
                             Hialeah, Florida 33016
                                 (305) 556-9210

               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

(a)  Previous Independent Accountants

         (i) On July 16, 2003, Techdyne, Inc., a Florida corporation (the "Company") engaged Battelle & Battelle, LLP ("Battelle & Battelle") as its independent accountants, and dismissed PricewaterhouseCoopers LLP
("PricewaterhouseCoopers"), effective July 16, 2003.

         (ii) The reports of PricewaterhouseCoopers on the financial statements of the Company for the years ended December 31, 2002 and 2001 contained no adverse opinion, disclaimer of opinion or modification of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except for the explanatory paragraph regarding the adoption of Statement of Financial Accounting Standard No. 142 "Goodwill and Other Intangible Assets" for the year ended December 31, 2002.

         (iii) The decision to dismiss PricewaterhouseCoopers was ratified by the Company's Audit Committee and approved by its Board of Directors.

         (iv) During the Company's two most recent fiscal years ended December 31, 2002 and 2001, and for the interim period beginning January 1, 2003 and ending July 16, 2003, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers would have caused them to make reference thereto in their report on the financial statements for such years.

         (v) The Company has requested that PricewaterhouseCoopers furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. The Company will file an amendment to this Form 8-K to include such letter upon receipt.

(b)  New Independent Accountants

         (i) The Company engaged Battelle & Battelle as its new independent accountants as of July 16, 2003. During the two most recent fiscal years and through July 16, 2003, the Company has not consulted with Battelle & Battelle regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided to the Company that Battelle & Battelle concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

         (ii) The Company has requested that Battelle & Battelle furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. In the event Battelle & Battelle furnishes such a letter, the Company will file an amendment to its Form 8-K to include such letter upon receipt.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TECHDYNE, INC.


Date:  July 17, 2003                By:  /s/ David L. Watts
                                         ---------------------------------------
                                         David L. Watts, Chief Financial Officer